Strategic Partners Mutual Funds, Inc.

Strategic Partners Mid-Cap Value Fund

Supplement dated January 25, 2007

to

Prospectus dated February 27, 2006

At a recent meeting of the shareholders of Strategic Partners Mid-Cap Value Fund (the “Fund”), shareholders approved the appointment of Quantitative Management Associates LLC (“QMA”) as the Fund’s new subadviser. Effective on or about January 26, 2007, QMA will assume responsibility for managing the Fund’s assets and the Fund’s current subadviser (Neuberger Berman Management, Inc.) will be terminated.

Effective on or about January 26, 2007, the Fund’s name will change to Dryden Mid Cap Value Fund.

This supplement sets forth changes to the Fund’s Prospectus that will be effective with the appointment of QMA:

The discussion of the Fund’s principal investment strategies, appearing on page 5 of the Prospectus, is deleted and replaced with the following:

The Dryden Mid Cap Value Fund, formerly known as the Strategic Partners Mid-Cap Value Fund, will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. Companies with equity market capitalizations that fall within the range of the Russell Midcap Index at the time of investment are considered mid-cap companies for purposes of the Fund. As of December 31, 2006, the market capitalization range of the Russell Midcap Index ranged from $1.1 billion to $8.4 billion. The Fund’s assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

In order to achieve the Fund’s investment objective, the Fund’s subadvisor uses a disciplined, quantitative approach to invest in stocks that it believes are out of favor and are undervalued based on price-to-earnings ratios and other value factors. The subadviser looks for stocks meeting these criteria in all sectors of the market. Generally, the subadviser will consider selling or reducing a stock position when, in its opinion, the stock no longer offers above-average appreciation potential, or no longer meets the subadviser’s definition of a value stock. A price decline of a stock does not necessarily mean that the stock will be sold at that time. The Fund may hold in excess of 200 securities.

The discussion of the Fund’s principal investment policies and risks, appearing on pages 53-55 of the Prospectus, is deleted and replaced with the following:

DRYDEN MID CAP VALUE FUND (FORMERLY KNOWN AS STRATEGIC PARTNERS MID-CAP VALUE FUND)

Investment Objective: The investment objective of the Fund is to seek capital growth.

Principal Investment Policies and Risks

The Fund will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Fund invests its assets.

Generally, companies with equity market capitalizations that fall within the range of the Russell Midcap Index at the time of investment are considered mid-cap companies for purposes of the Fund. Some of the Fund's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

Under the Fund's value-oriented investment approach, the Sub-advisor uses a disciplined, quantitative approach to invest in stocks that it believes are out of favor and are undervalued based on price-to-earnings ratios and other value factors. The subadviser looks for stocks meeting these criteria in all sectors of the market. Generally, the subadviser will consider selling or reducing a stock position when, in its opinion, the stock no longer offers above-average appreciation potential, or no longer meets the subadviser’s definition of a value stock. A price decline of a stock does not necessarily mean that the stock will be sold at that time. The Fund may hold in excess of 200 securities.

The subadviser generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

As a Fund that invests primarily in the stocks of mid-cap companies, the Fund's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in growth companies, the stocks purchased by the Fund may remain undervalued during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the subadviser failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments

Although equity securities are normally the Fund's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

Fixed Income Securities. The Fund may also invest in fixed income or debt securities. The Fund may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Fund may invest.

Foreign Securities. The Fund may invest up to 20% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Fund's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Fund may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies. American Depositary Receipts (ADRs), American Depositary Shares (ADSs), and similar receipts or shares traded on U.S. markets are not considered to be foreign securities.

Covered Call Options. The Fund may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Fund's net assets.

Real Estate Investment Trusts ("REITS"). The Fund may invest up to 25% of its total assets in REITS. REITS are pooled investment vehicles which invest primarily in real estate or real estate loans. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus and the Fund's SAI under "Certain Risk Factors and Investment Methods."

The Fund may make short sales and short sales “against the box.” Additional information about these investments and the special risk factors that apply to them is included in this Prospectus and the Fund's SAI under "Certain Risk Factors and Investment Methods."

The Fund may purchase securities on a when-issued, delayed-delivery or forward commitment basis. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus and the Fund's SAI under "Certain Risk Factors and Investment Methods."

For more information on the types of securities in which the Fund may invest, see this Prospectus under "Certain Risk Factors and Investment Methods" and the SAI under "Investment Programs for the Funds."

Temporary Investments. When the Fund anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities. To the extent the Fund invests temporarily in cash or similar investments, it might not achieve its investment objective.

The discussion pertaining to Neuberger Berman Management, Inc., appearing on pages 116-117 of the Prospectus, in the chapter entitled “Management of the Funds” is hereby deleted and replaced with the following information pertaining to QMA:

Quantitative Management Associates LLC (QMA) serves as subadviser to the Dryden Mid Cap Value Fund. QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc. As of December 31, 2006, QMA managed approximately $60 billion in assets, including approximately $6 billion in assets for which QMA, as balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and $8 billion that QMA allocated to investment vehicles advised by QMA. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

QMA typically follows a team approach in the management of the Fund. Information about the team members is set out below:

John P. Leib, CFA, is a Vice President and portfolio manager for QMA. He joined the Value Equity Team of QMA’s predecessor in 1987 as a portfolio manager/analyst. Over time, his role has shifted from overseeing the research efforts toward a dedicated focus on the management of the Value Equity accounts. John previously worked with Berg Fiduciary Consultants, a financial consulting firm, where he assisted pension clients in asset allocation modeling, analysis of investment managers and special projects. John earned a BA in Economics and Mathematics from Hamilton College, and an MBA in Finance from New York University.

Margaret S. Stumpp, PhD is the Chief Investment Officer of QMA. She is portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

Deborah D. Woods is a Vice President and portfolio manager for QMA’s Value Equity Team. She also directs fundamental quantitative research analysis for the Value Equity products. Debbie joined Prudential Financial in 1973 as an industry analyst. Debbie received a BA in history from Wellesley College.

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